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                     AMERICAN FAMILY LIFE INSURANCE COMPANY
                               6000 AMERICAN PKWY
                             MADISON, WI 53783-0001

American Family Life Insurance Company will, within a reasonable amount of time of receipt of a written request by the Owner, provide reasonable factual information regarding the benefits and provisions of the policy to the Owner. If for any reason the Owner is not satisfied with the policy, the Owner may return it within 30 days after receipt and receive a refund of all premiums paid.

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                                                ANNUITY APPLICATION
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                                                                                     AGT/DIST CODE
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SECTION 1.  GENERAL INFORMATION
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Are the Proposed Annuitant and the Proposed Owner able to read and understand all of the questions on this Application?
/ / Yes / / No   If No, indicate how this Application is being translated:
/ / Translator Name (Translation cannot be done by the Proposed Owner or the Beneficiary)               / / AT&T Language Line
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  (first)                                    (mi)      (last)                              (suffix)       (Operator #)

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SECTION 2. PROPOSED ANNUITANT. A CERTIFIED COPY OF THE PROPOSED ANNUITANT'S BIRTH CERTIFICATE IS
REQUIRED TO BE SENT WITH THIS APPLICATION.
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Proposed Annuitant's Name
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  (first)                                    (mi)      (last)                                           (suffix)

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Any previous name(s)                                                         Gender              Birth Date:
                                                                             / / M / / F         Age (nearest birthday):
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Address                                                           City/Town                               State     Zip

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Social Security #                                                 Telephone #
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Birthplace (Country/State)
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Occupation

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SECTION 3.  PLAN INFORMATION (CHECK BOX)
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/ / Flexible Premium Deferred Annuity ($250 minimum)                                    Initial Premium     $_____________

/ / Flexible Premium Deferred Annuity Plus ($10,000 minimum)                            Initial Premium     $_____________

/ / Flexible Premium Deferred Variable Annuity ($750 minimum)                           Initial Premium     $_____________

/ / Single Premium Immediate Annuity                                                    Single Premium      $_____________

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SECTION 4.  PREMIUM AND BILLING (DO NOT COMPLETE FOR A SINGLE PREMIUM IMMEDIATE ANNUITY)
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Annual, Semi-Annual and Quarterly AFT billing modes are available for Variable Annuities only
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AMOUNT PAID WITH APPLICATION           $
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Billing Mode               / / Annually             / / Semiannually         / / Quarterly            / / Monthly
                           / / Annual AFT           / / Semiannual AFT       / / Quarterly AFT        / / Monthly AFT
                           / / Agent Deduction      / / Employee Deduction   / / DM Deduction
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Existing AFT Account No.                           Deductions other than the policy effective date, enter date

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SECTION 5.  REPLACEMENT
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Is the annuity applied for intended to replace or change existing life insurance or an annuity contract with this or any other
insurance company?         Owner   / / Yes  / / No                 Agent/Registered Representative   / / Yes  / / No
AGENT/REGISTERED REPRESENTATIVE If Yes, complete and send Replacement Forms.
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SECTION 6.  BENEFICIARY
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Proposed Primary Beneficiary
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(first)                                                (mi)      (last)                                         (suffix)
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(Business/Organization Name)
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Address                                                             City/Town                            State   Zip

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Birth Date            Social Security # or Tax ID #           Relationship to Proposed Annuitant

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Proposed Contingent Beneficiary
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(first)                                                (mi)      (last)                                         (suffix)
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(Business/Organization Name)
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Address                                                             City/Town                            State   Zip

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Birth Date            Social Security # or Tax ID #           Relationship to Proposed Annuitant

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SECTION 7.  OWNER (COMPLETE IF OWNER IS OTHER THAN PROPOSED ANNUITANT)
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Proposed Primary Owner
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(first)                                                (mi)      (last)                                         (suffix)
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(Business/Organization Name)
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Address                                                             City/Town                            State   Zip

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Birth Date            Social Security # or Tax ID #           Relationship to Proposed Annuitant

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Representative (first)                                 (mi)      (last)                                        (suffix)
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Title
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Proposed Contingent Owner
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(first)                                                (mi)      (last)                                         (suffix)
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(Business/Organization Name)
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Address                                                             City/Town                         State     Zip

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Birth Date            Social Security # or Tax ID #           Relationship to Proposed Annuitant

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Representative (first)                                 (mi)      (last)                                        (suffix)
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Title
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SECTION  8.  SPECIAL REQUESTS (USE THIS AREA TO ENTER INFORMATION PERTAINING ONLY TO THIS APPLICATION.
ANY INFORMATION ENTERED HERE WILL REQUIRE EXTRA REVIEW AND MAY REQUIRE ADDITIONAL PROCESSING TIME.)
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SECTION 9.  HOME OFFICE ENDORSEMENTS ONLY
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SECTION 10.  SINGLE PREMIUM IMMEDIATE ANNUITY (CHECK BOX)
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/ / Fixed Period - Number of Years_____________________
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/ / Fixed Amount - Amount of payment $ _______________
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/ / Life Income
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PROPOSED JOINT ANNUITANT. A CERTIFIED COPY OF THE PROPOSED JOINT ANNUITANT'S BIRTH CERTIFICATE IS REQUIRED TO BE SENT
WITH THIS APPLICATION.
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Proposed Joint Annuitant's Name
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(first)                                     (mi)     (last)                                           (suffix)

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Relationship to Proposed Annuitant                   Social Security #       Gender              Birth Date:
                                                                             / / M / / F         Age (nearest birthday):
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LIFE INCOME OPTIONS. (CHOOSE EITHER ONE LIFE OR JOINT AND SURVIVOR)
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ONE LIFE                                            JOINT AND SURVIVOR
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  / / Lifetime - No Refund                             / / Joint and 100% Survivor - Fixed Period and Life - 10 Years Certain
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  / / Fixed Period and Life - 10 years Certain         / / Joint and 100% Survivor
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  / / Fixed Period and Life - 15 years Certain         / / Joint and 50% Survivor
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  / / Fixed Period and Life - 20 years Certain         / / Joint and 66 2/3% Survivor
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  / / Installment Refund
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PAYABLE:   / / Annually   / / Semiannually   / / Quarterly   / / Monthly
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PAYMENTS CANNOT BE FOR LESS THAN FIVE YEARS OR MORE THAN 30 YEARS. FOR IRS QUALIFIED PLANS, PAYMENTS CANNOT EXCEED
LIFE EXPECTANCY. ONCE PAYMENTS BEGIN, THE SINGLE PREMIUM IMMEDIATE ANNUITY CANNOT BE SURRENDERED, EXCHANGED OR
MODIFIED
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SECTION 11. NON-QUALIFIED ANNUITY. ATTACH A COPY OF ANY CORRESPONDENCE RECEIVED BY THE PROPOSED ANNUITANT
REGARDING A ROLLOVER, TRANSFER OR EXCHANGE. IF TYPE OF CONTRIBUTION IS "ROLLOVER FROM" OR "TRANSFER
FROM" COMPLETE FORM L-01388. I WOULD PREFER TO PUT TITLE OF FORM HERE RATHER THAN FORM NUMBER.
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 / / Regular Contribution                                        / / 1035 Exchange (L-12185) See above comment

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SECTION 12. QUALIFIED ANNUITY. ATTACH A COPY OF ANY CORRESPONDENCE RECEIVED BY THE PROPOSED ANNUITANT
REGARDING A ROLLOVER, TRANSFER OR EXCHANGE. IF TYPE OF CONTRIBUTION IS "ROLLOVER FROM" OR "TRANSFER FROM" COMPLETE
FORM L-01388. I WOULD PREFER TO PUT TITLE OF FORM HERE RATHER THAN FORM NUMBER. COMPLETE, SIGN AND SEND
SUPPLEMENTAL FORMS AS REQUIRED)
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/ / TRADITIONAL IRA                                               / / KEOGH PLAN
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/ / SIMPLE IRA                                                    / / SEP
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/ / ROTH IRA
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/ / Other____________________________________________________________________________
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COMPLETE IF SEP OR SIMPLE IRA
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(Employer's Name)
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Address                           City/Town                      State                          Zip

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Employer's Tax ID #
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SECTION 13.  TYPE OF CONTRIBUTION
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/ / Contribution for Tax Year
________________________________________________________________________________________________
/ / Transfer from (Type of Plan)  ___________________________________________________________________________________________
/ / Rollover from (Type of Plan)  ___________________________________________________________________________________________
Is this rollover to be used as a conduit IRA?  / / Yes  / / No
If rollover, effective date of original SIMPLE PLAN________________________
SEND A COPY OF THE ANY INFORMATION OR CORRESPONDENCE RECEIVED WITH THE FUNDS FROM THE PREVIOUS ACCOUNT REGARDING
THE ROLLOVER, TRANSFER OR EXCHANGE OR ANY INFORMATION REGARDING THE TAX STRUCTURE (IMPLICATIONS) OF THE FUNDS.
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SECTION 14.  VARIABLE ANNUITY (COMPLETE IF APPLYING FOR VARIABLE ANNUITY)
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ALLOCATIONS OF NET PREMIUMS
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10% is the minimum allowed for any account. Use whole numbers only - no fractions or decimals. Sum of percentage allocations must total 100%. The allocation indicated below will apply to future contributions unless later changed.
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   %              FUND OPTIONS                                                    NAME OF FUND MANAGER
----------------- --------------------------------------------------------------- ---------------------------------------------
_____%            Fixed Account                                                   American Family Life Insurance Company
                  Federated International Equity Fund II                          Federated Securities Corporation
_____%            Federated Quality Bond Fund II                                  Federated Securities Corporation
_____%            Fidelity VIP Equity Income Portfolio Service Class 2            Fidelity Investments
_____%            Fidelity VIP Growth Portfolio Service Class 2                   Fidelity Investments
_____%            Fidelity VIP II Contrafund Portfolio Service Class 2            Fidelity Investments
_____%            Fidelity VIP III Growth and Income Portfolio Service Class 2    Fidelity Investments
_____%            SEI VP Prime Obligation Fund                                    SEI Investments
_____%            The Strong Mid Cap Growth Fund II                               Strong Capital Management, Inc.
_____%            The Strong Opportunity Fund II                                  Strong Capital Management, Inc.
_____%            Other __________________________                                Other  ________________________
_____%
                                                                                  TOTAL ________%     MUST EQUAL 100%
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DOLLAR COST AVERAGING (OPTIONAL) NOT AVAILABLE IF ASSET ALLOCATION IS ELECTED. THERE IS NO MAXIMUM TIME REQUIREMENT.
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/ / I elect Dollar Cost Averaging (DCA) on the day that coincides with contract's effective date and the frequency chosen.
A MINIMUM OF $1,000 MUST BE PRESENT IN THE MONEY MARKET ACCOUNT TO BE ELIGIBLE.

Frequency option:  / / Monthly  / / Quarterly  / / Semiannual  / / Annual
Amount to be transferred each time: $ _________________(Minimum of $250 per frequency option chosen).
Total Amount to be transferred: $ _______________________

From the Money Market Account to the following: (Minimum of 10% per fund and must be stated as whole numbers).
_____% Federated International Equity Fund II
_____% Federated Quality Bond Fund II
_____% Fidelity VIP Equity Income Portfolio Service Class 2
_____% Fidelity VIP Growth Portfolio Service Class 2
_____% Fidelity VIP II Contrafund Portfolio Service Class 2
_____% Fidelity VIP III Growth and Income Portfolio Service Class 2
_____% The Strong Mid Cap Growth Fund II
_____% The Strong Opportunity Fund II
_____% Other____________________________________________________________________

TOTAL ________%     MUST EQUAL 100%
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Fixed Account and Money Market Account are not eligible to receive funds under DCA.
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ASSET REALLOCATION (OPTIONAL) NOT AVAILABLE IF DOLLAR COST AVERAGING (DCA) IS IN EFFECT.
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/ / I ELECT ASSET REALLOCATION on the day that coincides with the contract's effective date and frequency chosen. Amounts in the fund options are reallocated to reflect the percentages indicated on this Application. The policy's Accumulation Value minus the Loaned amount must exceed $1,000 to be eligible for this feature. Any changes to future allocations will not automatically change the asset reallocation percentages. Any changes to the asset reallocation option must be submitted by a change form or by telephone, if the telephone transfer authorization option was selected. Amounts in the fund options not indicated on this application are not included in reallocation unless a reallocation election form has been submitted. The asset reallocation option will continue until American Family Life Insurance Company receives instructions to stop.
Frequency: / / Monthly  / / Quarterly  / / Semiannually  / / Annually.
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TELEPHONE TRANSFER AUTHORIZATION (OPTIONAL)
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/ / I HEREBY AUTHORIZE and direct American Family Life Insurance Company to accept telephone asset transfer instructions from any person who can furnish proper identification. This authorization is subject to the terms and provisions in the contract and prospectus. I agree that American Family Life Insurance Company will not be responsible for any loss, liability, cost, or expense for acting on the telephone instructions
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SECTION 15.  SYSTEMATIC WITHDRAWAL
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FREQUENCY OF DISTRIBUTION.  (SELECT ANNUAL FOR A FIXED ANNUITY)

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 / / Monthly                / / Quarterly                   / / Semiannual                       / / Annual

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Starting Date: ___________ Month __________ Year (must be at least one month from contract effective date)

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SYSTEMATIC WITHDRAWAL PAYMENTS.  (COMPLETE FOR VARIABLE ANNUITY ONLY)
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/ / Fixed Amount Per Payment $ __________ (Total not to exceed 10% of the initial account value per year).

/ / Fixed Percentage: ______ of Contract Value per payment (Not to exceed 10% of the initial account value per year.)

/ / Prorated from all funds

/ / From the following funds:
      _____% Federated International Equity Fund II
      _____% Federated Quality Bond Fund II
      _____% Fidelity VIP Equity Income Portfolio Service Class 2
      _____% Fidelity VIP Growth Portfolio Service Class 2
      _____% Fidelity VIP II Contrafund Portfolio Service Class 2
      _____% Fidelity VIP III Growth and Income Portfolio Service Class 2
      _____% The Strong Mid Cap Growth Fund II
      _____% The Strong Opportunity Fund II
      _____% Other____________________________________________________________________

      TOTAL ________%     MUST EQUAL 100%

INDIVIDUAL RETIREMENT ACCOUNT. (COMPLETE FOR FIXED AND VARIABLE ANNUITY)
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/ / You turned 70 1/2 last year and must begin distributions by April 1 of the current year.
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RECALCULATION.  CHECK BOX (COMPLETE FOR FIXED AND VARIABLE ANNUITY)

/ / Recalculation       / / Non-recalculation
(Distributions will be taken from the contract on a pro-rata basis unless otherwise specified above.)

Send Payments to: / / Owner                         / / Financial Institution (attach a deposit slip or void check)
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Financial Institution's Name

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Address                                                       City/Town                                State       Zip

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Financial Institution Routing #                               Account #

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Tax Withholding and Reporting. (TAXES WILL AUTOMATICALLY BE WITHHELD AT A RATE OF 20% UNLESS YOU ELECT NOT TO HAVE TAXES
WITHHELD. YOU MAY BE SUBJECT TO TAX PENALTIES IF YOUR PAYMENTS OF ESTIMATED TAX AND WITHHOLDING ARE NOT
ADEQUATE.) / / I do not wish to have taxes withheld.
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SECTION 16.  AGREEMENT (READ COMPLETELY BEFORE SIGNING)
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Those persons who sign below have read this Application and hereby consent to the annuity applied for, and agree that:
1.   All statements and answers in this Application, including any attachments and/or amendments to it, are: a) correctly recorded; and b) true and complete to the best of their knowledge and belief.

2.   The statements and answers in this Application are offered to American Family Life Insurance Company (Company) in
     consideration for, and will be a part of, any contract issued on the basis of this Application.

3.   Acceptance of any contract issued will constitute ratification of the endorsements in Section 10, except that no change of plan or type of annuity, amount, classification, or benefits will be effective unless agreed to in writing by the
     Owner.

4.   No Agent/Registered Representative has the authority to waive or change any of the Company's rights or requirements or make or alter any contract.

5.   Unless another person or firm is named as Owner in #8. above and executes this Application below as Owner, the Proposed
     Annuitant will be the Owner.

6.   The contract applied for will take effect on the latest of: a) the date requested by the Owner; b) the date this
     Application is approved by the Company at its Home Office; or c) the date the first stipulated premium is received, in full, at the Company's Home Office.

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ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE/SHE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN
APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT IS GUILTY OF INSURANCE FRAUD.
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State where signed
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Proposed Annuitant's Signature                                                                                  Date

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Proposed Joint Annuitant's (if any) Signature                                                                   Date

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Owner's Signature (if other than Proposed Annuitant)                                                            Date

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Translator's Signature                                                                                          Date

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Agent/Registered Representative's/Licensed CSR's Signature as witness                        Agt/Dist Code      Date
Signature also certifies the Replacement question in Section 5 of this Application.

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